UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 10, 2015

Date of Report (Date of earliest event reported)

ASCENA RETAIL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-11736	30-0641353
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

933 MacArthur Boulevard

Mahwah, New Jersey 07430

(Address of principal executive offices, including zip code)

(551) 777-6700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item  2.06. Material Impairments.

As a result of the preliminary annual goodwill and intangible assets impairment assessment performed during the fourth quarter of its fiscal year ending July 25, 2015, Ascena Retail Group, Inc. (the “Company”) determined that a non-operational, non-cash impairment charge is required to write-down goodwill and intangible assets at its Lane Bryant reporting unit from their carrying value to their implied fair value. As a result, the Company expects that it will record a non-cash, pre-tax impairment charge in the range of $275 million to $325 million during the fourth quarter of its fiscal year ending July 25, 2015 (the “Impairment Charge”); however, the final amount of the Impairment Charge has not yet been determined. No cash expenditures are anticipated as a result of the Impairment Charge.

Item 7.01. Regulation FD Disclosure.

On July 10, 2015, the Company issued a press release concerning its updated financial outlook for the quarter and fiscal year ending July 25, 2015, as well as its expectations regarding the Impairment Charge described under Item 2.06 and the Settlement Reserve described under Item 8.01 of this Current Report on Form 8-K. A copy of this press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

In its Quarterly Report on Form 10-Q for the fiscal quarter ended April 25, 2015 (the “Form 10-Q”), the Company disclosed that it is a party to lawsuits related to pricing practices at its Justice reporting unit (collectively, the “Cases”). As of the date of the Form 10-Q, the Company could not estimate the cost of resolving the Cases. In early July 2015, based on recent developments in the Cases, the Company determined that it is required to record a reserve for the future settlement of the Cases in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 450-20-25. As a result, the Company currently expects to record a pre-tax charge of approximately $50 million (the “Settlement Reserve”) during the fourth quarter of its fiscal year ending July 25, 2015.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially. The Company does not undertake to publicly update or review its forward-looking statements even if experience or future changes make it clear that our projected results expressed or implied will not be achieved. Detailed information concerning a number of factors that could cause actual results to differ materially from the information contained herein is readily available in the Company’s other filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated July 10, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENA RETAIL GROUP, INC.

(Registrant)

Date: July 10, 2015

By:	/s/ Ernest LaPorte
Ernest LaPorte
Senior Vice President and Chief Accounting Officer
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 10, 2015.